================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           THREE D DEPARTMENTS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                           THREE D DEPARTMENTS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 16, 1998

To The Stockholders of Three D Departments, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of Three D Departments, Inc., a Delaware corporation (the "Company"), will be held at our Costa Mesa store, 3900 C South Bristol Street, Costa Mesa, on Friday, January 16, 1998, at 11:00 a.m., Pacific Standard Time, for the following purposes:

     1. To elect six directors to serve for a term of one year each and until their respective successors have been elected and qualified; two of whom shall be elected by the holders of the Company's Class A Common Stock, voting separately as a class, and four of whom shall be elected by the holders of the Company's Class B Common Stock, voting separately as a class.

     2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

     The close of business on November 30, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

     You are cordially invited to attend the Meeting in person. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. It will assist us in controlling expenses of the Meeting if stockholders who do not expect to attend in person will return their signed proxies promptly, whether they own a few shares or many shares.

                             By Order of the Board of Directors,



                             Bernard Abrams
                             Chairman of the Board of Directors

Costa Mesa, California
December 15, 1997

                   THREE D DEPARTMENTS, INC. PROXY STATEMENT

                              GENERAL INFORMATION

     The enclosed proxy is solicited on behalf of the Board of Directors of Three D Departments, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Friday, January 16, 1998, and at any adjournments thereof. This Proxy Statement and the accompanying proxy are being sent to stockholders on or about December 19, 1997. Stockholders are requested to complete, date and sign the proxy and return it promptly to the Company.

     Any stockholder executing a proxy has the power to revoke it at any time before it is voted by filing with the Assistant Secretary of the Company either a written notice of revocation or a duly executed proxy bearing a later date. Proxies also may be revoked by any stockholder present at the Meeting who elects to vote in person. Subject to such revocation, all proxies duly executed and received by the Company on a timely basis prior to commencement of the Meeting will be voted in accordance with the directions specified on the proxy.

     The Annual Meeting is being called for the purpose of electing six directors for the 1998 fiscal year. Votes cast by proxy or in person at the Meeting will be counted by the person(s) appointed by the Company to act as inspectors of election for the meeting. The inspectors of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote, for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast".

     The inspectors of election will treat shares referred to as "broker non-votes" (i.e., shares identified as held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for the purposes of determining the outcome of any matter as to which the broker or nominee has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

     IF NO SPECIFICATION IS MADE TO THE CONTRARY, PROXIES DULY EXECUTED WITH RESPECT TO CLASS A COMMON STOCK WILL BE VOTED IN FAVOR OF ALL TWO NOMINEES NAMED HEREIN FOR ELECTION AS CLASS A DIRECTORS, AND PROXIES DULY EXECUTED WITH RESPECT TO CLASS B COMMON STOCK WILL BE VOTED IN FAVOR OF ALL FOUR NOMINEES NAMED HEREIN FOR ELECTION AS CLASS B DIRECTORS.

     Copies of the Company's Annual Report to Stockholders for the fiscal year ended August 2, 1997, are being mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Meeting. The Annual Report is not incorporated in the Proxy Statement and is not to be considered proxy solicitation material.

     The Company's principal executive offices are located at 3535 Hyland Ave., Costa Mesa, California 92626-1439.

     November 30, 1997, has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof. As of November 30, 1997, there were 1,171,494 shares of the Company's Class A Common Stock outstanding and 1,264,455 shares of the Company's Class B Common Stock outstanding. Only stockholders of record at the close of business on November 30, 1997, are entitled to notice of and to vote at the Meeting.

VOTES AND VOTING PROCEDURES(1)

     At the Annual Meeting the holders of Class A Common Stock, voting separately as a class, will be entitled to elect directors for two of the six positions on the Board of Directors, and for this purpose two persons have been nominated for election to the Board as "Class A Directors." Similarly, the holders of Class B Common Stock, voting separately as a class, will be entitled to elect the balance of the directors, being four of the six positions on the Board, and for this purpose four persons have been nominated for election to the Board as "Class B Directors."

     Directors to represent each class are elected by a plurality of the votes cast by the shares of that class entitled to vote, at a meeting at which a majority of the shares of that class entitled to vote are present in person or by proxy. Signed, unmarked proxy cards are voted in accordance with management's recommendations.

     The Class A shares may be voted with respect to the election of Class A Directors, but may not be voted with respect to the election of Class B Directors. Similarly, Class B shares may be voted with respect to the election of Class B Directors, but may not be voted with respect to the election of Class A Directors. Separate proxy cards are provided for each class of common stock.


---------------------
(1) The Company's Certificate of Incorporation provides that, other than the differences in voting rights discussed above, Class A and Class B shares differ in the following respects: Quarterly cash dividends, if declared, must be for a higher amount on Class A shares than on Class B shares. Extra dividends, special dividends and dividends payable other than in cash, if any, are payable equally on all shares of both classes. Class B shares may be converted to Class A shares, share for share, at the option of the holder. Although stock dividends of either class may be payable on shares of either or both classes, any such stock dividends which would result in a change in the ratio of the number of outstanding shares of the two Classes to each other may be subject to regulatory consent.

                        PRINCIPAL HOLDERS OF SECURITIES

     The following table sets forth the beneficial ownership of the Company's Class A and Class B Common Stock by each person known by the Company to own beneficially more than five percent of any class at November 30, 1997.


                                                                 AMOUNT AND
                                                                 NATURE OF
                                          TITLE OF CLASS OF      BENEFICIAL       PERCENT
 NAME AND ADDRESS OF BENEFICIAL OWNER     COMMON STOCK           OWNERSHIP(1)     OF CLASS

Bernard Abrams(2)                           Class A              389,084          31.2
3535 Hyland Ave. Suite 200                  Class B              509,246          36.4
Costa Mesa, CA 92626-1439

Donald L. Abrams(2)                         Class A              152,817(3)       12.2
3535 Hyland Ave.  Suite 200                 Class B              231,016(3)       16.4
Costa Mesa, CA 92626-1439

John B. Abrahms                             Class A               45,616          3.7
47 Brrokside Blvd.                          Class B               78,384          5.6
West Hartford, CT 06107

Joel Diamond(2)                             Class A              121,632          9.7
16954 Canyon Creek Circle                   Class B
Riverside, CA 92503

Estate of David Kotkin                      Class A              115,832          9.3
90 State House Square                       Class B              115,832          8.3
Hartford, CT 06103

-------------------------
(1) Sole voting and investment power unless otherwise stated. Includes 76,375 shares of Class A common stock and 134,076 shares of class B common stock which could be acquired within 60 days of November 30, 1997 upon the exercise of stock options.
(2) Bernard Abrams is the father of Donald L. Abrams and the uncle of Joel Diamond.
(3) Includes 6,000 shares of each class held for minor children; and 125,346 shares of Class B common stock which could be acquired within 60 days of November 30, 1997 upon the exercise of stock options.

                     SHARE OWNERSHIP OF DIRECTOR NOMINEES

     The following table sets forth the beneficial ownership of the Company's Class A and Class B Common Stock beneficially owned by each of the six nominees for election as a director, and by all directors and officers of the Company as a group at November 30, 1997.


                                              TITLE OF CLASS OF       AMOUNT AND NATURE OF            PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER          COMMON STOCK            BENEFICIAL OWNERSHIP(1)         OF CLASS

Bernard Abrams (2)                              Class A               389,084                          31.2
3535 Hyland Ave.  Suite 200                     Class B               509,246                          36.4
Costa Mesa, CA 92626-1439

Donald L. Abrams (2)                            Class A               152,817(3)                       12.2
3535 Hyland Ave.  Suite 200                     Class B               231,816(3)                       16.5
Costa Mesa, CA 92626-1439

Abe Markowicz                                   Class A                18,810(4)                        1.5
63 Bainton Road                                 Class B                13,810(4)                        1.0
West Hartford, CT 06117

Steven R. Kerkstra                              Class A                12,500(5)                        1.0
5847 Zapata Place                               Class B
Alta Loma, Ca. 91737

John B. Dawson                                  Class A                 4,875(6)                        0.4
23411 Summerfield
Aliso Viejo, CA 92656

Jennie Daniells                                 Class A                 4,875(6)                        0.4
49 Barton Road                                  Class B
Milford, CT 06460

All Directors and                               Class A               765,118(7)                       61.3
Officers as a Group (11 persons)                Class B               970,148(7)                       69.4

(1) Sole voting and investment power unless otherwise stated. Includes 76,375 shares of Class A common stock and 134,096 shares of Class B common stock which could be acquired within 60 days of November 30, 1997 upon the exercise of stock options.
(2)  Bernard Abrams and Donald L. Abrams are father and son, respectively.
(3) Includes 6,000 shares of each class held by Mr. Abrams for minor children and 125,346 shares of Class B common stock which could be acquired within 60 days of November 30, 1997 upon the exercise of stock options.
(4) Includes 1,470 shares of each class owned by Mr. Markowicz's wife, as to which he does not share voting or investment power.
(5) Includes 12,500 shares of Class A common stock which could be acquired within 60 days of November 30, 1997 upon the exercise of stock options.
(6) Includes 4,875 shares of Class A common stock which could be acquired within 60 days of November 30, 1997 upon the exercise of stock options.
(7) Includes 1,025 shares of Class A and 10,175 shares of Class B Common Stock owned by Mr. Bassell's wife, as her sole and separate property and as to which he does not share voting or investment power.

                               EXECUTIVE OFFICERS

    The following information is provided with respect to each executive officer of the Company. Bernard Abrams and Donald L. Abrams are currently a director and a nominee for re-election as a director. Messrs. Kerkstra and Dawson are nominees for election as Director. The Company's executive officers serve at the discretion of the Board of Directors and are customarily appointed as an officer at the annual organizational meeting of the Board held immediately following the Annual Meeting of Stockholders.


                                                                                                                Date Office
Name                     Age               Office                                                                 Assumed
----                     ---               ------                                                                 -------

Bernard Abrams            77               Chairman of the Board and Chief Executive Officer                         1958

Donald L. Abrams          50               President                                                                 1983

Steven R. Kerkstra        46               Vice President-Chief Financial Officer and Assistant Secretary            1995

Lawrence Bassell          43               Vice President - West Coast Operations                                    1995

Robert Stephenson         48               Vice President - East Coast Operations                                    1992

Ronald Dow                59               Controller                                                                1978
                                           and Treasurer                                                             1989

John B. Dawson            50               Vice President and General Merchandise Manager                            1997

    See "Election of Directors" for a summary of the principal occupation and relevant business experience of each executive officer who is also a nominee for election as a director. Mr. Ronald Dow has been employed as Controller of the Company since 1978. Mr. Robert Stephenson, appointed an officer in October 1992, has been employed by the Company in various capacities since 1980. Mr. Lawrence Bassell has been employed by the Company in various capacities since 1983 and was appointed to his present office in February 1995. Mr. Donald L. Abrams has been President and Chief Operating Officer since 1983. In June 1996, the duties of the Chief Operating Officer were assigned to Mr. Bernard Abrams, Mr. Steven R. Kerkstra and other Company personnel. The role of the President was redefined to support the overall strategic goals of the Company regarding new business development, store development and other corporate issues.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    The Company's directors and executive officers and any holders of 10% or more of either class of the Company's stock are required to report ownership and any changes in that ownership to the SEC. Based solely upon representations of its officers and directors, and its review of the copies of those reports filed with it by its officers and directors, the Company believes that during the fiscal year ended August 2, 1997 all filing requirements by such officers and directors were timely met.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The standing committees of the Board of Directors consist of an Audit Committee, an Executive Committee and a Compensation and Stock Option Committee. The Board of Directors does not have a Nominating Committee.

     The Audit Committee reviews the engagement of the independent accountants, reviews and approves the scope of the annual audit undertaken by the independent accountants and reviews the independence of the accounting firm. The Audit Committee also reviews the adequacy of the Company's internal control procedures. During the 1997 fiscal year, the Audit Committee held one meeting. The members of the Audit Committee are Gerson K. Bernstein and Henry W. Nozko, Jr.

     The Executive Committee exercises all of the powers and authority of the Board of Directors in the management and affairs of the Company between meetings of the Board of Directors to the extent permitted by law. The members of the Executive Committee are Bernard Abrams, Donald L. Abrams and John B. Abrams. The Executive Committee conducted one formal meeting during the fiscal year and several telephonic conferences.

     The Compensation and Stock Option Committee determines the compensation of corporate officers and determines the award of stock options. This Committee was reconstituted in April 1993 so as to be composed of non-management directors. The members of the Committee are Messrs. Gerson K. Bernstein and Henry W. Nozko, Jr. The Compensation and Stock Option Committee conducted one formal meeting during the fiscal year and several telephonic conferences.

     During the 1997 fiscal year, there were four meetings of the Board of Directors. In addition, the Board and/or its Committees are authorized to adopt resolutions by the unanimous written consent of the members, acting without a meeting. All directors attended at least 75% of the Board meetings and all committee meetings that they were scheduled to attend during the year.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, a total of six directors will be elected to hold office for a term of one year, and until their respective successors have been duly elected and qualified. The persons named as proxies in the accompanying proxy card, or their substitutes, intend to vote the shares represented by each proxy card in favor of the election of the nominees (for the respective classes of stock) set forth below, unless a contrary direction is specified on the proxy card. Each nominee has indicated his intention to serve, if elected. In case any such nominee shall become unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority, as and if provided in the proxy card, to vote or refrain from voting for any other nominee in accordance with their judgement.

     The Company's Bylaws authorize a minimum of six and a maximum of fifteen directors, the exact number of which is established from time to time by action of the Board. The Company's Bylaws state that no less than 25% of the members of the Board of Directors shall represent Class A shareholders. Two nominees will stand for election as Class A Directors and four nominees will stand for election as Class B Directors. Class A shares may only be voted with respect to the election of the Class A Directors, and Class B shares may only be voted with respect to the election of Class B Directors.

NOMINEES FOR ELECTION

     Three of the nominees set forth below is currently a director of the Company and each was elected to the Board of Directors at the last Annual Meeting of Stockholders. Messrs. John B. Abrahms, Gerson K. Bernstein and Henry
W. Nozko, Jr., are currently Directors of the Company and have indicated their desire to retire from their role of Director and do not stand for re-election. Mr. David Kotkin, was a Director and Secretary of the Company when he passed away in 1997.

     The Company has nominated three individuals, two of whom are officers of the Company, and all of whom have significant industry experience to stand for election as a Director. The following information furnished with respect to each nominee was obtained from the records of the Company or from information furnished directly by the nominee.

                   NOMINEES FOR ELECTION AS CLASS A DIRECTORS

                                Director
Name of Nominee          Age     Since                            Principal Occupation
---------------          ---     -----                            --------------------

Abe Markowicz            70       1973      Retired; until April 1992 Vice President-Merchandising; employed by the
                                            Company in various capacities since 1954.  A Director of the Company.

John B. Dawson           50        -        Mr. Dawson is currently Vice-President and General Merchandising Manager of the Company.  Mr. Dawson was a founding member of Linens Plus, which was acquired by the Company in 1963.  For the last eight years, Mr. Dawson managed the Linens Plus division, which has been the most profitable dicision of the Company.

                   NOMINEES FOR ELECTION AS CLASS B DIRECTORS

Bernard Abrams                  77   1958   Chairman of the Board and Chief Executive Officer of the Company.

Donald L. Abrams                50   1980   President since 1983; an Executive Officer and a Director of the Company since
                                            1980.

Steven R. Kerkstra              46     -    Chief Financial Officer and Assistant Secretary of the Company since 1995. Mr. Kerkstra is a CPA and was Vice-President, Finanance for Strouds, Inc., a NASDAQ traded company.
                                            Mr. Kerkstra has alos served in various positions with the May Department Stores and
                                            Arthur Young & Company.

Jennie Daniells                 40     -    Supervisor of Connecticut stores since 1988 and employee of the Company since 1981.  Ms.

                                            Daniells also served in various positions with Caldor, Inc., and Macy's.

                             EXECUTIVE COMPENSATION

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The members of the Compensation and Stock Option Committee are Messrs. Gerson
K. Bernstein and Henry W. Nozko, Jr. , all members are non-employee directors and none has any other direct or indirect material interest in or relationship with the Company outside of his position as director. To the Company's knowledge there were no other interrelationships involving current members of the Committee or other directors of the Company requiring disclosures in this Proxy Statement.

DIRECTORS FEES

  Each member of the Board of Directors who is not otherwise compensated as an officer or employee of the Company receives a director's fee at the current rate of $3,000 per year for attending meetings of the Board and committees thereof, plus payment of travel expenses related to such attendance. Each such director who also serves as a member of the Audit Committee receives an additional fee at the current rate of $1,000 per year.


SUMMARY COMPENSATION TABLE


                                                               LONG-TERM
                               ANNUAL COMPENSATION        COMPENSATION AWARDS
                               -------------------        -------------------
                                                          OTHER   RESTRICTED
        NAME AND           FISCAL                        ANNUAL     STOCK      OPTIONS/      LTIP          ALL OTHER
PRINCIPAL POSITION(1)       YEAR     SALARY     BONUS    COMP.     AWARDS       SARS(2)      PAYOUTS      COMPENSATION
------------------------   ------   ---------   ------   -----   ----------   ----------     -------   ----------------

Bernard Abrams               1997    $280,241        -       -            -           -          -                   -
  Chairman of the            1996     275,000        -
  Board and Chief            1995     272,700        -       -            -           -          -                   -
  Executive Officer

Donald L. Abrams             1997    $217,614        -       -            -           -          -                   -
  President                  1996     215,753        -       -            -           -          -                   -
                             1995     212,600       --       -            -      80,000          -

Steven R. Kerkstra           1997    $125,008        -       -            -           -          -                   -
  Chief Financial            1996      63,465        -       -            -      25,000          -                   -
  Officer and
  Assistant Secretary

---------------------
(1) Includes the Chief Executive Officer and all other executive officers earning over $100,000 salary plus bonus.
(2) Mr. Donald Abrams holds incentive stock options granted at various dates to purchase 158,769 Class B shares at prices in excess of current market. Mr. Kerkstra holds incentive stock options to purchase 25,000 Class A shares, at prices in excess of current market.

                 OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE
      AGGREGATED OPTIONS/SAR EXERCISES IN FISCAL YEAR ENDED AUGUST 2, 1997
             AND FISCAL YEAR END AUGUST 2, 1997 OPTIONS/SAR VALUES


        Name                                             Number of Securities
                                                       Underlying Unexercised      Value of Unexercised
                           Shares         Value        Options/SARs at August 2,       In-the-Money
                         Acquired on   Realized (A)             1997                 Options/SARs at
                         Exercise          ($)                    #                 August 2, 1997 (A)
                             #                        Exercisable/Unexercisable             ($)


Bernard Abrams            -              -                     -                          -
Donald L. Abrams          -              -                125,346/33,423                  -
Steven R. Kerkstra        -              -                 12,500/12,500                  -
--------------------------

(A) No options were in-the-money at the end of the fiscal year and no options were exercised during the fiscal year ended August 2, 1997.

  THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIALS OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Committee reviewed the Compensation of its Chief Executive Officer and all others expected to earn, during fiscal 1997, in excess of $100,000. In reviewing the Compensation policies and business performance of the Company, the Committee determined the Company will not pay bonuses to its executives for the fiscal year. In addition, the Committee determined to defer making any compensation changes until February 1998, at which time it will assess its first and second quarter's business and determine whether compensation changes are in order. The fiscal 1997 salary levels do not reflect any specific qualitative or quantitative measures of the Company's performance.

  In fiscal 1997, there were no options granted to either the President, Chief Executive Officer or Chief Financial Officer. The Chief Executive Officer holds no stock options nor SARs nor other long-term incentives. He is the beneficiary of a Deferred Compensation Plan which will provide him with $20,000 annually for 10 years upon his retirement; or in the event of his death prior to expiration of such 10 years, the then unpaid portion is payable to his estate in two equal annual installments. No options were repriced during the fiscal year.

  The Compensation Committee has considered the anticipated tax treatment to the Company regarding the compensation and benefits paid to the executive officers of the Company in light of the enactment of Section 162(m) of the Internal Revenue Code of 1986, as amended. The basic philosophy of the Compensation Committee is to strive to provide the executive officers of the Company with a compensation package which will preserve the deductibility of such payments for the Company. However, certain types of compensation payments and their deductibility (e.g. the spread on exercise of non-qualified options) depend upon the timing of an executive officer's vesting or exercise of previously granted rights. Moreover, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control may affect the deductibility of certain compensation payments. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

Gerson K. Bernstein
Henry W. Nozko, Jr.
Members of the Compensation Committee

SHAREHOLDER RETURN PERFORMANCE GRAPH

  Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Class A and Class B common stock against the cumulative return on the AMEX Market Index as well as a Peer Group Index for the five year period from July 30, 1992 through August 2, 1997. The graph assumes that $100 was invested on July 30,1992 in Class A or Class B common stock and in the other indices, and that all dividends were reinvested. The Peer Group is Media General Industry Group 529-"Other Importers, Wholesalers, and Retailers".

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                AMONG THREE D DEPT CLASS A, AMEX MARKET INDEX,
                   PEER GROUP INDEX AND THREE D DEPT CLASS B

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period        THREE D DEPT   THREE D DEPT  INDUSTRY    BROAD
(Fiscal Year Covered)     INC CL A       INC CL B      INDEX       MARKET
-------------------       ----------     ---------     ----------  ---------
Measurement Pt-1992       $100           $100          $100        $100
FYE  1993                 $ 76.71        $ 82.25       $110.67     $109.20
FYE  1994                 $ 72.60        $ 77.29       $123.16     $111.91
FYE  1995                 $167.71        $170.71       $151.38     $135.72
FYE  1996                 $ 63.08        $ 59.89       $171.94     $138.92
FYE  1997                 $ 51.43        $ 13.30       $192.55     $165.10

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  The Company owns and operates a Bed and Bath store, in leased premises consisting of 12,000 square feet of a 280,000 square foot shopping center in Saybrook, Connecticut. The spouses and/or other family members of Messrs. John Abrahms, Bernard Abrams, and David Kotkin, officers and directors, own an aggregate 41% interest in such shopping center. Management believes that the terms of the Company's lease, including rental, are competitive with those available for similar properties.

  John B. Abrahms, a stockholder, officer and director of the Company is the principal stockholder of an insurance agency used by the Company. During fiscal 1997, 1996 and 1995, the Company paid insurance premiums on insurance policies issued through this agency of $93,163, $383,874, and $451,000, respectively. Management believes that such premiums are competitive with those charged by unrelated insurance brokers.

  In May 1992, Donald Abrams entered into a note agreement with the Company to borrow $37,107. The agreement provides for interest to accrue at 8.5% annually for four years with principal and interest due in May 1995. In May 1995, the Company agreed to extend the note maturity until December 1997. In May 1995, the Company also increased the interest on the note to 10.75% per annum. The outstanding balance at August 2, 1997 is $60,525 and is included in receivables.

          In December 1994, the Company entered into a note agreement to borrow $500,000 from Bernard Abrams. The agreement provides for interest payable monthly at 10% for the first eighteen months and interest and principal thereafter with the final payment due in July, 1999. The outstanding balance at August 2, 1997 is $210,530 and is included in long-term debt.

  In October, 1996 the Company sold a residence it owned in West Hartford, Connecticut to Bernard Abrams, in exchange for a reduction of $180,000 in the note payable the Company owes to the him. The Company obtained an independent appraisal of the property prior to the transaction, reviewed the appraisal with the Company's executive committee and believes the price is competitive with those of similar properties. The Company recorded a gain of $78,833 in connection with this transaction.


                            INDEPENDENT ACCOUNTANTS

  Price Waterhouse, LLP has audited the financial statements of the Company for the past 29 fiscal years. A representative of Price Waterhouse is expected to be available at the Annual Meeting in person or by telephone and will have an opportunity to make a statement if he desires and will be available to respond to appropriate questions from stockholders.

The Board of Directors has not selected or approved an auditing firm for fiscal 1998 and is currently reviewing proposals for such work.

                             STOCKHOLDER PROPOSALS

  In order to be considered by the Company for inclusion in its proxy material for the next Annual Meeting, stockholder proposals must be received by the Company no later than September 6, 1998, and should be submitted to the Assistant Secretary, Three D Departments, Inc., P.O. Box 19773, Irvine, CA 92713-9773.

                                 OTHER MATTERS


GENERAL

  Pursuant to the Securities Exchange Act of 1934, the Company is required to file an Annual Report with the Securities and Exchange Commission ("SEC") on Form 10-K containing certain prescribed information, including financial statements and financial statement schedules. The Company has filed this report with the SEC for the fiscal year ended August 2, 1997. THE COMPANY WILL FURNISH COPIES OF THE REPORT TO STOCKHOLDERS INCLUDING BENEFICIAL OWNERS OF SHARES, WITHOUT CHARGE, UPON WRITTEN REQUEST SUBMITTED TO STEVEN R. KERKSTRA, CFO, THREE D DEPARTMENTS, INC., P.O. BOX 19773, IRVINE, CA 92713-9773.

  The cost of preparing this Proxy Statement and of soliciting proxies will be borne by the Company. Proxies may be solicited by mail, personal interview, telephone and telegraph. Directors, officers and regular employees of the Company may solicit proxies by such methods without additional remuneration. Banks, brokerage houses and other institution nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorizations for the execution of proxy cards, and will, upon request, be reimbursed for reasonable expenses incurred.

  As of the date of this Proxy Statement, the Company does not intend to present, and has not been informed that any other person intends to present, any business not specified in this Proxy Statement for action at the Meeting. If any other business is properly presented for consideration at the Meeting, proxies will be voted on such matters in accordance with the judgement of the person or persons to the extent authorized to vote the proxies.

  Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.



                                    By Order of the Board of Directors



                                    BERNARD ABRAMS

December 15, 1997                   Chairman of the Board of Directors

--------------------------------------------------------------------------------
                                                                           PROXY
                                                                         CLASS A
                                                                    Common Stock
                           THREE D DEPARTMENTS, INC.
                           3535 HYLAND AVE. SUITE 200
                           COSTA MESA, CA. 92626-1439
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF STOCKHOLDERS - JANUARY 16, 1998

  The undersigned hereby appoints Bernard Abrams, Donald L. Abrams and any of them, as attorneys and proxies ("Proxies") of the undersigned, with full powers of substitution, and hereby authorizes them to represent and to vote all shares which the undersigned would be entitled to vote if personally present of the Class A Common Stock of Three D Departments, Inc., at the Annual Meeting of Stockholders to be held on January 16, 1998, and any adjournments thereof. Said Proxies are authorized to vote upon the following proposals, as designated on the reverse hereof, and upon all other matters as may properly come before the Meeting, in their discretion.


                   (Please sign and date on the reverse side)
--------------------------------------------------------------------------------

                                                     /           /  Please mark
                                                     /      X    /  your votes
                                                     /           /  as this



ELECTION OF DIRECTORS:            FOR        WITHHELD
Abe Markowicz; John B. Dawson                FOR ALL
                                /       /   /       /
                                /       /   /       /
                                /       /   /       /

INSTRUCTION: TO WITHHOLD
AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, WRITE
THAT NOMINEE'S NAME ON THE
LINE BELOW.

___________________________


If you intend to attend the Annual      /   /
Meeting of Stockholders in person,      /   /
please indicate here.                   /   /

                                              DISCRETIONARY AUTHORITY IS HEREBY
                                              CONFERRED AS TO ALL OTHERS MATTERS
                                              WHICH MAY COME BEFORE THE MEETING
                                              AND ANY ADJOURNMENTS THEREOF.

                                               This proxy when properly executed
                                               will be voted by the Proxies in
                                               the manner directed by the
                                               undersigned stockholder. If no
                                               direction is given, this Proxy
                                               will be voted FOR ALL NOMINEES
                                               LISTED.



Signature(s)___________________________________________Date___________________
NOTE: Please sign as name appears hereon, joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such
--------------------------------------------------------------------------------

                                                                           PROXY
                                                                         CLASS B
                                                                    Common Stock
                           THREE D DEPARTMENTS, INC.
                           3535 HYLAND AVE. SUITE 200
                           COSTA MESA, CA. 92626-1439
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF STOCKHOLDERS - JANUARY 16, 1998

  The undersigned hereby appoints Bernard Abrams, Donald L. Abrams and any of them, as attorneys and proxies ("Proxies") of the undersigned, with full powers of substitution, and hereby authorizes them to represent and to vote all shares which the undersigned would be entitled to vote if personally present of the Class B Common Stock of Three D Departments, Inc., at the Annual Meeting of Stockholders to be held on January 16, 1998, and any adjournments thereof. Said Proxies are authorized to vote upon the following proposals, as designated on the reverse hereof, and upon all other matters as may properly come before the Meeting, in their discretion.


                   (Please sign and date on the reverse side)
------------------------------------------------------------------------------

                                                        /       /  Please mark
                                                        /   X   /  your votes
                                                        /       /  as this


ELECTION OF DIRECTORS:                    FOR                WITHHELD
Bernard Abrams; Donald L. Abrams;                            FOR ALL
Steven R. Kerkstra; Jennie Daniells.     /     /            /      /
                                         /     /            /      /
                                         /     /            /      /

INSTRUCTION: TO WITHHOLD
AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, WRITE
THAT NOMINEE'S NAME ON THE
LINE BELOW.

___________________________

If you intend to attend the Annual
Meeting of Stockholders in person,      /    /
please indicate here.                   /    /
                                        /    /



                                               DISCRETIONARY AUTHORITY IS HEREBY
                                               CONFERRED AS TO ALL OTHERS
                                               MATTERS WHICH MAY COME BEFORE THE
                                               MEETING AND ANY ADJOURNMENTS
                                               THEREOF.

                                                This proxy when properly
                                                executed will be voted by the
                                                Proxies in the manner directed
                                                by the undersigned stockholder.
                                                If no direction is given, this
                                                Proxy will be voted FOR ALL
                                                NOMINEES LISTED.


Signature(s)____________________________________________Date___________________
NOTE: Please sign as name appears hereon, joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such
--------------------------------------------------------------------------------